UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

YOUR VOTE IS URGENTLY NEEDED! Your vote is important! Please vote today! Dear Fellow Stockholder, We are pleased to invite you to participate at the Annual Meeting of Stockholders of Inland Real Estate Income Trust, Inc. (“Inland Income Trust”) to be held on November 2, 2021. At the meeting, you will be asked to consider and vote on several proposals, which are described in the enclosed proxy materials. We kindly request that you cast your vote by proxy in advance of the meeting date to ensure that a quorum is present at the meeting. Your vote and participation are very important to us, no matter how many or few shares in Inland Income Trust you own. I encourage you to review the enclosed proxy materials carefully and vote your shares using any one of the methods described below. Your prompt response will help us meet stockholder approval requirements before the meeting, thereby reducing the risk of additional solicitation costs and meeting postponement. If you have any questions about voting, please call our proxy solicitor, Broadridge, at 1-877-777-4575. Thank you for your support of Inland Income Trust. Sincerely, Mitchell Sabshon Chief Executive Officer FOUR WAYS TO VOTE ONLINE PHONE MAIL QR CODE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITHOUT A PROXY CARD Call 1-877-777-4575 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903with a touch-tone phone to vote using an automated system. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. PROXY QUESTIONS? Call 1-877-777-4575 WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. SAMPLE-LTR

Important materials requiring your action enclosed. Please respond early. SAMPLE-EPB

Inland Real Estate Income Trust, Inc.

Your vote is important!
Vote your shares today!

The annual stockholder meeting will be held on November 2, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-877-777-4575.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-777-4575 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.